                                                                 Exhibit 99.2
TXU Corp.

     The following table identifies the components of the contribution and change in earnings for the quarter ended June 30, 2003, by segment.


                                                           Contribution                        Change
                                                     --------------------------     -----------------------
                                                        Net Income                     US$
                                                           US$                      (Millions)     Per Share
Three Months Ended                                     (Millions)        EPS        After Tax      Impact       EPS
------------------------------                          ----------       -----     ----------     ---------   --------
Reported Earnings 6/30/2002 (Basic & Diluted)                                                                   $ 0.73
Discontinued Operations                                                                 (23)         (0.09)     $(0.09)
                                                                                                                ------
Earnings from Continuing Operations 06/30/2002                                                                  $ 0.64

North America Energy                                    154               0.41          (29)         (0.11)
North America Energy Delivery                            36               0.10           (5)         (0.02)
Australia                                                26               0.07           16           0.06
Corporate and Other                                     (45)             (0.12)          17           0.06
Effect of Exchangeable Notes*                            13               0.03           13           0.05
Change in Common Shares Outstanding                                                                  (0.19)      (0.15)
                                                       ----              -----          ----         ------     ------
Earnings from Continuing Operations
  06/30/2003 (Diluted)                                  184               0.49           12                    $  0.49
Discontinued Operations                                 (66)             (0.18)                                  (0.18)
                                                       ----              -----                                  ------
Reported Earnings 06/30/2003 (Diluted)                  118               0.31                                 $  0.31
                                                       ====              =====                                  ======

* Amount represents the interest and discount amortization associated with the TXU Energy Exchangeble Notes.

                                                           Contribution                        Change
                                                     --------------------------     -----------------------
                                                        Net Income                     US$
                                                           US$                      (Millions)     Per Share
Year to Date                                            (Millions)        EPS        After Tax      Impact       EPS
------------------------------                         ----------        -----     ----------     ---------   --------
Reported Earnings 6/30/2002 (Basic & Diluted)                                                                   $ 1.67
Discontinued Operations                                                                 (21)         (0.08)     $(0.08)
                                                                                        ---          -----      ------
Earnings from Continuing Operations 06/30/2002                                                                  $ 1.59

North America Energy                                    189               0.50         (181)         (0.67)
North America Energy Delivery                           146               0.39            4           0.01
Australia                                                53               0.14           (8)         (0.03)
Corporate and Other                                    (106)             (0.28)          43           0.16
Effect of Exchangeable Notes*                            26               0.07           26           0.10
Change in Common Shares Outstanding                                                                  (0.34)      (0.77)
                                                       ----              -----          ----         ------     ------
Earnings from Continuing Operations
  06/30/2003 (Diluted)                                  308               0.82         (116)                   $  0.82
Discontinued Operations                                 (79)             (0.22)                                  (0.22)
Cumulative Effect of Accounting Changes                 (58)             (0.15)                                  (0.15)
                                                       ----              -----                                  ------
Reported Earnings 06/30/2003 (Diluted)                  171               0.45                                 $  0.45
                                                       ====              =====                                  ======

* Amount represents the interest and discount amortization associated with the TXU Energy Exchangeble Notes.

  These tables are furnished in respone to your request for information concerning the Company and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

TXU CORP. AND SUBSIDIARIES

                                                                                               For the Periods Ended June 30, 2003
Statements of Consolidated Income
(Unaudited)

                                                                           Three Months Ended               Six Months Ended
                                                                               June 30,                       June 30,
                                                                      -----------------------------    ---------------------------
                                                                        2003     2002    % Change      2003     2002    % Change
                                                                       -------  -------    -------     -----    -----    -------
                                                                      millions of dollars            millions of dollars

Operating revenues .................................................  $ 2,672  $ 2,505        6.7      $ 5,471  $ 4,958     10.3
                                                                       ------   ------     ------       ------   ------    -----
Costs and expenses:
    Cost of energy sold and delivery fees ..........................    1,176      983       19.6        2,563    1,783     43.7
    Operating costs ................................................      426      402        6.0          851      767     11.0
    Depreciation and amortization...................................      208      213       (2.3)         432      433     (0.2)
    Selling, general and administrative expenses ...................      269      330      (18.5)         516      668    (22.8)
    Franchise and revenue-based taxes ..............................      120      117        2.6          231      235     (1.7)
    Other income ...................................................      (23)     (19)      21.1          (34)     (26)    30.8
    Other deductions ...............................................        7       12      (41.7)          24       59    (59.3)
    Interest income ................................................      (10)      (7)      42.9          (19)     (15)    26.7
    Interest expense and other charges .............................      248      217       14.3          496      433     14.5
                                                                       ------   ------     ------       ------   ------   ------
          Total costs and expenses .................................    2,421    2,248        7.7        5,060    4,337     16.7
                                                                       ------   ------     ------       ------   ------   ------

Income from continuing operations before income taxes and
          cumulative effect of changes in accounting principles.....      251      257       (2.3)         411      621    (33.8)

Income tax expense..................................................       74       79       (6.3)         118      186    (36.6)
                                                                       ------   ------     ------       ------   ------   ------

Income from continuing operations before cumulative effect
         of changes in accounting principles........................      177      178       (0.6)         293      435    (32.6)

Income (loss) from discontinued operations, including tax effects...      (66)      23          -          (79)      21        -

Cumulative effect of changes in accounting principles,
         net of tax benefit.........................................        -        -          -          (58)       -        -
                                                                        -----   ------     ------        -----    ------   ------
Net income..........................................................      111      201     (44.8)          156      456    (65.8)

Preference stock dividends .........................................        6        6         -            11       11        -
                                                                        -----   ------    ------        ------   ------    -----

Net income available for common stock ..............................  $   105  $   195     (46.2)      $   145   $  445    (67.4)
                                                                        =====  =======    ======        ======   ======    =====

Average shares of common stock
    outstanding, basic (millions) ..................................      321      269      19.3           321      267     20.2

Average shares of common stock
    outstanding, diluted (millions) ................................      378      269      40.5           378      267     41.6

Per share of common stock:
    Basic earnings:
       Income from continuing operations before
           cumulative effect of changes in accounting principles....... $ 0.54  $  0.64     (15.6)      $  0.88   $ 1.59    (44.7)
       Income (loss) on discontinued operations, including tax effects. $(0.21) $  0.09         -       $ (0.25)  $ 0.08        -
       Cumulative effect of changes in accounting principles,
           net of tax benefit.......................................... $    -  $     -         -       $ (0.18)  $    -        -
       Net income available for common stock .......................... $ 0.33  $  0.73     (54.8)      $  0.45   $ 1.67    (73.1)

    Diluted earnings:
       Income from continuing operations before cumulative effect
          of changes in accounting principles.......................... $ 0.49  $  0.64     (23.4)      $  0.82   $ 1.59    (48.4)
       Income (loss) on discontinued operations, including tax effects. $(0.18) $  0.09         -       $ (0.22)  $ 0.08        -
       Cumulative effect of changes in accounting principles,
          net of tax benefit........................................... $    -  $     -         -       $ (0.15)  $    -        -
       Net income available for common stock .......................... $ 0.31  $  0.73     (57.5)      $  0.45   $ 1.67    (73.1)

    Dividends declared ................................................ $0.125  $ 0.600     (79.2)      $ 0.250   $1.200    (79.2)



     Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.


TXU CORP. AND SUBSIDIARIES

Condensed Statements of Consolidated Cash Flows
(Unaudited)
                                                                                                       Six Months Ended
                                                                                                           June 30,
                                                                                                   ------------------------
                                                                                                   2003                2002
                                                                                                   ----                ----
                                                                                                     millions of dollars
Cash flows - operating activities
   Income from continuing operations before cumulative effect of changes in accounting
      principles........................................................................        $    293            $   435
   Adjustments to reconcile net income to cash provided by operating activities:
      Depreciation and amortization ....................................................             470                467
      Deferred income taxes and investment tax credits -- net ..........................              87                 (6)
      Gains from sale of assets ........................................................             (20)               (13)
      Net unrealized gain from mark-to-market valuations of commodity contracts.........             (27)                (6)
      Net loss associated with unconsolidated affiliates and joint ventures ............              16                 24
      Over recovered fuel...............................................................              34                 67
      Reduction in regulatory liability.................................................             (78)               (41)
   Changes in operating assets and liabilities .........................................             667               (315)
                                                                                                --------            -------
        Cash provided by operating activities ..........................................           1,442                612
                                                                                                --------            -------
Cash flows - financing activities
   Issuances of securities:
      Long-term debt ...................................................................           1,317              1,846
      Common stock .....................................................................               8                605
   Retirements/repurchases of securities:
      Long-term debt ...................................................................            (761)            (1,677)
      Preferred stock of subsidiaries, subject to mandatory redemption..................              (4)                 -
   Change in notes payable:
      Commercial paper .................................................................              11                383
      Banks ............................................................................          (2,299)              (517)
   Cash dividends paid:
      Common stock .....................................................................             (80)              (318)
      Preference stock .................................................................             (11)               (11)
   Redemption deposits applied to debt retirements......................................             210                  -
   Debt premium, discount, financing and reacquisition expenses.........................             (53)               (81)
                                                                                                --------            -------
        Cash provided by (used in) financing activities.................................          (1,662)               230
                                                                                                --------            -------
Cash flow - investing activities
   Capital expenditures ................................................................            (458)              (502)
   Proceeds from sale of assets ........................................................              15                444
   Acquisitions of businesses...........................................................            (150)               (36)
   Nuclear fuel ........................................................................             (35)               (50)
   Other ...............................................................................              14                (43)
                                                                                                --------            -------
        Cash used in investing activities ..............................................            (614)              (187)
                                                                                                --------            -------
Effect of exchange rate changes on cash and cash equivalents ...........................               8                (16)

Cash used by discontinued operations ...................................................             (15)              (595)
                                                                                                --------            -------
Net change in cash and cash equivalents ................................................            (841)                44

Cash and cash equivalents -- beginning balance .........................................           1,574                216
                                                                                                --------            -------
Cash and cash equivalents -- ending balance ............................................        $    733            $   260
                                                                                                ========            =======

TXU CORP. AND SUBSIDIARIES

Consolidated Balance Sheets
(Unaudited)

                                                                                                      June 30,     December 31,
                                                                                                        2003           2002
                                                                                                    ------------   ------------
                                                                                                        (millions of dollars)
                                                 ASSETS
Current assets:
     Cash and cash equivalents .........................................................               $   733      $ 1,574
     Restricted cash....................................................................                     -          210
     Accounts receivable - trade........................................................                 1,529        1,696
     Income taxes receivable............................................................                    33          488
     Inventories........................................................................                   522          493
     Commodity contract assets .........................................................                 1,366        1,298
     Assets of telecommunications holding company.......................................                   145            -
     Other current assets ..............................................................                   233          263
                                                                                                       -------      -------
         Total current assets ..........................................................                 4,561        6,022
                                                                                                       -------      -------

Investments:
     Restricted cash ...................................................................                   111           96
     Other investments .................................................................                   640          757
Property, plant and equipment - net ....................................................                20,467       19,642
Goodwill ...............................................................................                 1,723        1,588
Regulatory assets - net ................................................................                 1,880        1,772
Commodity contract assets ..............................................................                   646          657
Cash flow hedges and other derivative assets ...........................................                   160          150
Other noncurrent assets ................................................................                   336          332
Telecommunications assets held for sale.................................................                   654            -
                                                                                                       -------       ------
        Total assets ...................................................................              $ 31,178     $ 31,016
                                                                                                       =======       ======



                                  LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Notes payable:
       Commercial paper ................................................................              $     33      $     18
       Banks ...........................................................................                     8         2,306
     Long-term debt due currently ......................................................                   743           958
     Accounts payable - trade ..........................................................                 1,083         1,054
     Commodity contract liabilities ....................................................                 1,198         1,138
     Liabilities of telecommunications holding company..................................                   854             -
     Other current liabilities .........................................................                 1,073         1,209
                                                                                                      --------       -------
         Total current liabilities .....................................................                 4,992         6,683
                                                                                                      --------       -------


Accumulated deferred income taxes and investment tax credits............................                 4,322         4,060
Commodity contract liabilities .........................................................                   554           520
Cash flow hedges and other derivative liabilities ......................................                   363           220
Other noncurrent liabilities and deferred credits ......................................                 2,298         2,144
Long-term debt, less amounts due currently .............................................                12,563        11,597
Telecommunications liabilities held for sale............................................                   105             -

Mandatorily redeemable, preferred securities of subsidiary trusts, each holding solely junior subordinated debentures of the obligated company:
     TXU Corp. obligated ...............................................................                   368           368
     Subsidiary obligated ..............................................................                   147           147
Preferred stock of subsidiaries:
   Not subject to mandatory redemption .................................................                   190           190
   Subject to mandatory redemption .....................................................                    17            21

Shareholders' equity:
   Preferred stock not subject to mandatory redemptions.................................                   300           300
   Common stock without par value.......................................................                    12         7,995
   Additional paid in capital...........................................................                 8,097           111
   Retained deficit ....................................................................                (2,834)       (2,900)
   Accumulated other comprehensive loss.. ..............................................                  (316)         (440)
                                                                                                      --------       -------
         Total shareholders' equity ....................................................                 5,259         5,066
                                                                                                      --------       -------

         Total liabilities and shareholders' equity .....................................             $ 31,178      $ 31,016
                                                                                                      ========       =======

TXU CORP CONSOLIDATED STATISTICS
Consolidated Operating Statistics
Periods Ended June 30, 2003 and 2002

                                                                            Three Months Ended                Six Months Ended
                                                                        ---------------------------      -------------------------
                                                                         2003      2002        %          2003      2002        %
                                                                         ----      ----       ---         ----      ----       ---
Operating statistics-volumes
   Retail electric sales (gigawatt-hours)..........................     21,741     24,383    (10.8)       43,007   48,177    (10.7)
                                                                       =======    =======    =====       =======   ======     ====
   Retail gas sales (billion cubic feet) ..........................         35         38     (7.9)          117      114      2.6
                                                                       =======    =======    =====       =======   ======     ====
   Wholesale electric sales:
    (gigawatt-hours) ..............................................      8,966      7,882     13.8        16,831   14,634     15.0
                                                                       =======    =======    =====       =======   ======     ====
   North America electricity distribution (gigawatt-hours) ........     24,378     26,232     (7.1)       48,286   49,818     (3.1)
                                                                       =======    =======    =====       =======   ======     ====
   Australia electricity distribution (gigawatt-hours,
     non-affiliated)...............................................        614        529     16.1         1,211      994     21.8
                                                                       =======    =======    =====       =======   ======     ====
   North America gas pipeline transportation (billion cubic feet,
     excludes retail gas distribution).............................         92        116    (20.7)          178      218    (18.3)
                                                                       =======    =======    =====       =======   ======     ====
Retail customers & points of delivery (end of period & in thousands)
   Electric .......................................................................................        3,214    3,265     (1.6)
   Gas ............................................................................................        1,934    1,864      3.8
                                                                                                          ------   ------     ----
           Total customers ........................................................................        5,148    5,129      0.4
                                                                                                          ======   ======     ====
   Points of delivery-North American electricity distribution .....................................        2,909    2,887      0.8
                                                                                                          ======   ======     ====
   Points of delivery-Australia electricity distribution ..........................................          554      541      2.4
   Points of delivery-Australia gas distribution ..................................................          473      459      3.1
                                                                                                          ------   ------     ----
           Total points of delivery ...............................................................        1,027    1,000      2.7
                                                                                                          ======   ======     ====
Operating revenues (in millions of dollars)
  Retail electric:
    Residential ...............................................          $ 881        838      5.1      $  1,621    1,575      2.9
    Commercial & industrial....................................            904        883      2.4         1,732    1,979    (12.5)
                                                                         -----      -----    -----         -----    -----     ----
           Total ..............................................          1,785      1,721      3.7         3,353    3,554      5.7
                                                                         -----      -----    -----         -----    -----     ----
   Retail gas:
    Residential ...............................................            146         97     50.5           562      327     71.9
    Commercial & industrial ...................................             96         78     23.1           316      207     52.7
                                                                         -----      -----    -----         -----    -----     ----
           Total ..............................................            242        175     38.3           878      534     64.4
                                                                         -----      -----    -----         -----    -----     ----
   Wholesale electric revenues ................................            295        232     27.2           542      389     39.3
                                                                         -----      -----    -----         -----    -----     ----
   North America electricity distribution .....................            486        500     (2.8)          992      994     (0.2)
                                                                         -----      -----    -----         -----    -----     ----
   Australia electricity distribution (non-affiliated).........             14          9     55.6            27       18     50.0
                                                                         -----      -----    -----         -----    -----     ----
   Australia gas distribution (non-affiliated).................             12         11      9.1            17       15     13.3
                                                                         -----      -----    -----         -----    -----     ----
   North America gas pipeline transportation (excludes retail
     gas distribution).........................................             12         17    (29.4)           28       29     (3.4)
                                                                         -----      -----    -----         -----    -----     ----
   Wholesale energy portfolio management activities............             79        126    (37.3)          189      133     42.1
                                                                         -----      -----    -----         -----    -----     ----
   Other revenues, less intercompany eliminations..............           (253)      (286)   (11.5)         (555)    (708)   (21.6)
                                                                         -----      -----    -----         -----    -----     ----
           Total operating revenues ...........................         $2,672      2,505      6.7       $ 5,471    4,958     10.3
                                                                         =====      =====    =====         =====    =====     ====
Financial statistics & ratios - June 2003
   Common stock data:
   Shares outstanding-end of period (millions) .........................................................     322
   Book value per share-end of period .................................................................. $ 15.40
   Return on average common stock equity (based on continuing operations for the last 12 month period)..    (0.5)%

   Capitalization (millions) and capitalization ratios (end of period):
   Long-term debt excluding equity-linked securities & exchangeable subordinated notes..  $ 10,480          56.5%
   Equity-linked securities ............................................................     1,440           7.8
   Exchangeable subordinated notes (net of discount)....................................       642           3.5
                                                                                            ------          ----
           Total long-term debt.........................................................    12,562          67.8
                                                                                            ------          ----
   Preferred securities of subsidiary trusts ...........................................       516           2.8
   Preference & preferred stock ........................................................       507           2.7
   Common stock equity .................................................................     4,959          26.7
                                                                                            ------         -----
           Total .......................................................................  $ 18,544         100.0%
                                                                                            ======         =====

 Additional financial information is available on request to TXU Corp. at 1601
        Bryan Street, Dallas, Texas 75201-3411 (214) 812-4600.

TXU CORP. AND SUBSIDIARIES
NORTH AMERICA ENERGY SEGMENT (TXU ENERGY LLC)

                                                                                      For the Periods Ended June 30, 2003
Statements of Consolidated Income
(Unaudited)

                                                                          Three Months Ended                Six Months Ended
                                                                                June 30,                         June 30,
                                                                       ---------------------------     ---------------------------
                                                                        2003      2002    % Change     2003      2002    % Change
                                                                        ----     ------   --------     ----     ------   --------
                                                                      millions of dollars             millions of dollars

Operating revenues ...............................................    $ 2,045  $   2,019      1.3     $ 3,851  $   3,818      0.9
                                                                        -----      -----      ---       -----      -----      ---
Costs and expenses:
    Cost of energy sold and delivery fees ........................      1,282      1,185      8.2       2,500      2,126     17.6
    Operating costs ..............................................        186        178      4.5         379        340     11.5
    Depreciation and amortization.................................         95        107    (11.2)        208        226     (8.0)
    Selling, general and administrative expenses .................        153        217    (29.5)        297        437    (32.0)
    Franchise and revenue-based taxes ............................         27         26      3.8          55         56     (1.8)
    Other income .................................................        (16)       (13)    23.1         (24)       (15)    60.0
    Other deductions .............................................          3          2     50.0           5          5        -
    Interest income ..............................................         (1)         -        -          (3)        (9)   (66.7)
    Interest expense and other charges ...........................         86         50     72.0         163        109     49.5
                                                                        -----      -----     ----       -----      -----     ----
        Total costs and expenses .................................      1,815      1,752      3.6       3,580      3,275      9.3
                                                                        -----      -----     ----       -----      -----     ----

Income before income taxes and cumulative effect of changes in
   accounting principles..........................................        230        267    (13.9)        271        543    (50.1)

Income tax expense................................................         76         84     (9.5)         82        173    (52.6)
                                                                        -----      -----     ----       -----      -----     ----
Income before cumulative effect of changes in accounting
   principles.....................................................        154        183    (15.8)        189        370    (48.9)

Cumulative effect of changes in accounting principles,
       net of tax benefit.........................................          -          -        -         (58)         -        -
                                                                        -----      -----     ----       -----      -----     ----
Net income........................................................     $  154  $     183    (15.8)     $  131  $     370    (64.6)
                                                                        =====      =====     ====       =====      =====     ====



     The North America Energy segment represents the electricity generation, portfolio management and wholesale and retail energy sales operations of TXU Energy Company LLC, operating principally in the competitive Texas market.



      Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

NORTH AMERICA ENERGY SEGMENT
Operating and Financial Statistics
Periods Ended June 30, 2003 and 2002



                                                                        Three Months                         Six Months
                                                                ----------------------------        ----------------------------
Operating statistics - Volumes                                   2003      2002     % Change         2003      2002     % Change
                                                                 ----      ----     --------         ----      ----     --------

Retail electric sales (gigawatt-hours)........................  19,804   22,771      (13.0)         39,202    45,157     (13.2)
                                                                ======   ======      =====          ======    ======     =====

Wholesale electric sales volumes (gigawatt-hours).............   8,384    7,115       17.8          15,835    13,314      18.9
                                                                ======   ======      =====          ======    ======     =====

Retail electric customers (end of period and in thousands-
  number of meters)...........................................                                       2,649     2,731      (3.0)

Operating revenues (millions of dollars)
Retail electric:
   Residential ...............................................  $  808   $  781        3.5          $1,492    $1,476       1.1
   Commercial & industrial....................................     832      831        0.1           1,580     1,881     (16.0)
                                                                 -----    -----      -----           -----     -----     -----
      Total ..................................................   1,640    1,612        1.7           3,072     3,357      (8.5)
                                                                 -----    -----      -----           -----     -----     -----
Wholesale electric ...........................................     281      209       34.4             518       355      45.9
                                                                 -----    -----      -----           -----     -----     -----

Wholesale energy portfolio management activities..............      62      112      (44.6)            153        49         -
                                                                 -----    -----      -----           -----     -----     -----

Other revenues ...............................................      62       86      (27.9)            108        57      89.5
                                                                 -----    -----      -----           -----     -----     -----
      Total operating revenues ...............................  $2,045   $2,019        1.3          $3,851    $3,818       0.9
                                                                 =====    =====      =====           =====     =====     =====

Weather (average for service area)
 Percent of normal:
    Cooling degree days .....................................    107.0%    106.6%      0.4 Pts       104.7%    106.1%     (1.4)Pts
    Heating degree days .....................................     64.0%     69.0%     (5.0)Pts       103.9%     99.2%      4.7 Pts


TXU CORP. AND SUBSIDIARIES
NORTH AMERICA ENERGY DELIVERY SEGMENT

                                                                                             For the Periods Ended June 30, 2003

Statements of Consolidated Income
(Unaudited)

                                                                              Three Months Ended              Six Months Ended
                                                                                   June 30,                        June 30,
                                                                          --------------------------    --------------------------
                                                                          2003     2002     % Change     2003     2002     % Change
                                                                          ----     ----     --------     ----     ----     --------
                                                                        millions of dollars             millions of dollars

Operating revenues ...............................................         $684      $657       4.1      $1,811    $1,495     21.1
                                                                           ----      ----     -----      ------    ------    -----
Costs and expenses:
    Cost of gas sold .............................................           89        72      23.6         519       252        -
    Operating costs ..............................................          217       204       6.4         428       389     10.0
    Depreciation and amortization.................................           87        84       3.6         174       163      6.7
    Selling, general and administrative expenses .................           82        90      (8.9)        166       182     (8.8)
    Franchise and revenue-based taxes ............................           88        80      10.0         162       159      1.9
    Other income .................................................           (1)       (6)    (83.3)         (3)       (4)   (25.0)
    Other deductions .............................................            -         -         -           -         1        -
    Interest income ..............................................          (14)      (10)     40.0         (30)      (21)    42.9
    Interest expense and other charges ...........................           86        82       4.9         178       161     10.6
                                                                           ----      ----     -----      ------    ------    -----
        Total costs and expenses .................................          634       596       6.4       1,594     1,282     24.3
                                                                           ----      ----     -----      ------    ------    -----
Income before income taxes........................................           50        61     (18.0)        217       213      1.9

Income tax expense ...............................................           14        20     (30.0)         71        71        -
                                                                           ----      ----     -----      ------    ------    -----

Net income........................................................         $ 36      $ 41     (12.2)     $  146    $  142      2.8
                                                                           ====      ====     =====      ======    ======    =====



     The North America Energy Delivery segment includes the electricity transmission and distribution business of Oncor Electric Delivery Company and the natural gas pipeline and distribution business of TXU Gas Company, both of which are subject to regulation by Texas authorities.


     Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.

NORTH AMERICA ENERGY DELIVERY SEGMENT
Operating and Financial Statistics
Periods Ended June 30, 2003 and 2002

                                                                            Three Months Ended                Six Months Ended
                                                                       ---------------------------       ---------------------------
                                                                       2003     2002     % Change       2003     2002    % Change
                                                                       ----    ------    --------       ----    ------   --------

Operating statistics - Volumes

Electric energy delivered (gigawatt-hours) ........................   24,378    26,232      (7.1)      48,286    49,818     (3.1)
                                                                      ======    ======     =====       ======    ======    =====

Retail Gas distribution (billion cubic feet):
   Residential .....................................................       8        10     (20.0)          53        51      3.9
   Commercial ......................................................       8         9     (11.1)          32        31      3.2
   Industrial & electric generation.. ..............................       1         1         -            3         4    (25.0)
                                                                      ------    ------     -----       ------    ------    -----
      Total ........................................................      17        20     (15.0)          88        86      2.3
                                                                      ======    ======     =====       ======    ======    =====
Pipeline transportation (billion cubic feet, excludes retail gas
  distribution).....................................................      92       116     (20.7)         178       218    (18.3)
                                                                      ======    ======     =====       ======    ======    =====


Retail customers & points of delivery (end of period & in thousands)

Retail gas distribution customers..............................................................         1,458     1,433      1.7
                                                                                                        =====     =====     ====
Electricity distribution points of delivery ...................................................         2,909     2,887      0.8
                                                                                                        =====     =====     ====

Operating revenues (millions of dollars)
Electricity distribution
   Affiliated (North America Energy)................................. $  349    $  397     (12.1)     $   726    $  813    (10.7)
   Non-affiliated ...................................................    137       103      33.0          266       181     47.0
                                                                       -----     -----     -----        -----     -----    -----
      Total .........................................................    486       500      (2.8)         992       994     (0.2)
                                                                       -----     -----     -----        -----     -----    -----
Retail gas distribution:
   Residential ......................................................     94        76      23.7          495       299     65.6
   Commercial .......................................................     66        44      50.0          249       142     75.4
   Industrial & electric generation .................................     10         5         -           20        13     53.8
                                                                       -----      ----     -----        -----     -----    -----
      Subtotal ......................................................    170       125      36.0          764       454     68.3
Pipeline transportation (excludes retail gas distribution)...........     12        17     (29.4)          28        29     (3.4)
Other revenues, net of eliminations .................................     16        15       6.7           27        18     50.0
                                                                       -----      ----     -----        -----     -----    -----
      Total..........................................................    198       157      26.1          819       501     63.5

Total operating revenues ............................................ $  684    $  657       4.1       $1,811    $1,495     21.1
                                                                       =====      ====     =====        =====     =====    =====


TXU CORP. AND SUBSIDIARIES
AUSTRALIA SEGMENT

                                                                                             For the Periods Ended June 30, 2003
Statements of Consolidated Income
(Unaudited)

                                                                    Three Months Ended                    Six Months Ended
                                                                           June 30,                           June 30,
                                                                ---------------------------          ---------------------------
                                                                2003      2002     % Change           2003      2002     % Change
                                                                ----      ----     --------           ----      ----     --------
                                                                    millions of dollars                   millions of dollars

Operating revenues .........................................    $274      $216        26.9           $499      $428        16.6
                                                                ----      ----       -----           ----      ----       -----

Costs and expenses:
    Cost of energy sold and delivery fees ..................     134       108        24.1            229       180        27.2
    Operating costs ........................................      24        23         4.3             45        42         7.1
    Depreciation and amortization...........................      22        17        29.4             41        32        28.1
    Selling, general and administrative expenses ...........      25        20        25.0             43        34        26.5
    Other income............................................       -        (1)          -              -        (1)          -
    Other deductions .......................................       1         2       (50.0)             2         4       (50.0)
    Interest income ........................................      (2)        -           -             (3)        -           -
    Interest expense and other charges .....................      36        33         9.1             70        62        12.9
                                                                ----      ----       -----           ----      ----       -----
        Total costs and expenses ...........................     240       202        18.8            427       353        21.0
                                                                ----      ----       -----           ----      ----       -----

Income before income taxes .................................      34        14           -             72        75        (4.0)

Income tax expense..........................................       8         4           -             19        14        35.7
                                                                ----      ----       -----           ----      ----       -----
Net Income..................................................    $ 26      $ 10           -           $ 53      $ 61       (13.1)
                                                                ====      ====       =====           ====      ====       =====


Exchange rates .............................................  0.6406    0.5513                     0.6169    0.5352
                                                              ------    ------                     ------    ------

     The Australia segment includes electricity generation, energy distribution, portfolio management, wholesale and retail energy sales and gas storage businesses operating in southern Australia, in largely competitive markets.

    Reference is made to the Notes to Financial Statements contained in the Annual Report on Form 10-K of TXU Corp. and Subsidiaries (TXU Corp.) and all Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. This financial statement is furnished in response to requests for information concerning TXU Corp. and not in connection with any sale or offer for sale of, or solicitation of an offer to buy, any securities.


AUSTRALIA SEGMENT
Operating and Financial Statistics
Periods Ended June 30, 2003 and 2002

                                                                              Three Months Ended              Six Months Ended
                                                                          -------------------------    -------------------------
                                                                            2003      2002 % Change      2003      2002 % Change
                                                                            ----      ---- --------      ----      ---- --------
Operating statistics - Volumes

Retail electric sales (gigawatt-hours):
   Residential.........................................................      710        658     7.9     1,309      1,222     7.1
   Commercial & industrial.............................................    1,227        954    28.6     2,496      1,798    38.8
                                                                           -----      -----    ----     -----      -----    ----
           Total ......................................................    1,937      1,612    20.2     3,805      3,020    26.0
                                                                           =====      =====    ====     =====      =====    ====
Retail gas sales (billion cubic feet)..................................       18         18       -        29         28     3.6
                                                                           =====      =====    ====     =====      =====    ====
Delivered electricity distribution (gigawatt-hours, non-affiliated)....      614        529    16.1     1,211        994    21.8
                                                                           =====      =====    ====     =====      =====    ====
Retail gas distribution volumes (billion cubic feet, non-affiliated)...       10         10       -        17         16     6.3
                                                                           =====      =====    ====     =====      =====    ====

Wholesale electric sales: (gigawatt-hours).............................      582        767   (24.1)      996      1,320   (24.5)
                                                                           =====      =====    ====     =====      =====    ====

Retail customers and points of delivery (end of period & in thousands)
   Electric .......................................................................................       565        534     5.8
   Gas ............................................................................................       476        431    10.4
                                                                                                        -----      -----    ----
           Total...................................................................................     1,041        965     7.9
                                                                                                        =====      =====    ====
   Electricity distribution points of delivery ....................................................       554        541     2.4

   Gas distribution points of delivery ............................................................       473        459     3.1
                                                                                                        -----      -----    ----
           Total points of delivery ...............................................................     1,027      1,000     2.7
                                                                                                        =====      =====    ====
Operating revenues (millions of dollars)
  Retail electric:
      Residential ......................................................    $ 73       $ 57    28.1      $129       $ 99    30.3
      Commercial & industrial...........................................      72         52    38.5       152         98    55.1
                                                                            ----       ----    ----      ----       ----    ----
           Total .......................................................     145        109    33.0       281        197    42.6
                                                                            ----       ----    ----      ----       ----    ----
Electricity distribution (non-affiliated)...............................      14          9    55.6        27         18    50.0
                                                                            ----       ----    ----      ----       ----    ----
Retail gas:
      Residential (a)....................................................     52         21       -        67         28       -
      Commercial & industrial............................................     20         29   (31.0)       47         52    (9.6)
                                                                            ----       ----    ----      ----       ----    ----
           Total ........................................................     72         50    44.0       114         80    42.5
                                                                            ----       ----    ----      ----       ----    ----
Gas distribution (non-affiliated)........................................     12         11     9.1        17         15    13.3
                                                                            ----       ----    ----      ----       ----    ----
Wholesale electric revenues .............................................     14         23   (39.1)       24         34   (29.4)
                                                                            ----       ----    ----      ----       ----    ----
Wholesale electric portfolio management activities & other revenues .....     17         14    21.4        36         84   (57.1)
                                                                            ----       ----    ----      ----       ----    ----
           Total operating revenues .....................................   $274       $216    26.9      $499       $428    16.6
                                                                            ====       ====    ====      ====       ====    ====

(a) Revenue growth reflected a former agency arrangement for certain customers, which converted to a direct sales relationship in late 2002, with revenue in 2002 representing the service fee. Reported volumes for 2003 and 2002 are comparable.